UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                        Date of Report: December 27, 2000
                          CENTENARY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

            Nevada                        000-23851              86-0874841
  (State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                            Identification No.)

                      Reconquista 656, Third Floor, Suite B
                          Buenos Aires, Argentina 1003
                    (Address of principal executive offices)
                           54-11-4315-0332 (Argentina)
              (Registrant's telephone number, including area code)

Item  2.  Acquisition  or  Disposition  of  Assets

On December 27, 2000, we sold all of our equity in our 99% owned subsidiary, Centenary, SA, to Celicorp S.A. in consideration of a promissory note in the face amount of $50,000 from Celicorp, SA. This transaction was approved by our Board of Directors.

Centenary, SA owns and operates an olive plantation and food trading business in Argentina. Centenary, SA has been operating under the protection of the court in Argentina and is seeking to reorganize.

This transaction was the result of arms length negotiations between the parties. However, no appraisal was done. There was no material relationship between the parties or their officers, directors or control persons.

Exhibits:

a.  Stock  Purchase  Agreement
b.  Promissory  Note

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                             Centenary  International  Corp.




                             ---------------------------------------------------
January 9, 2001              By:  /s/  Hector  A.  Patron  Costas
                             Hector  A.  Patron-Costas
                             Director,  Chairman,
                             Secretary,  and  Chief Financial Officer

Exhibits  a.
Stock  Purchase  Agreement

                            STOCK PURCHASE AGREEMENT
                            ------------------------

     This Stock Purchase Agreement (the "Agreement"), effective as of December 27, 2000, is by and between Celicorp S.A. ("Buyer"), and Centenary International Corp., a Nevada corporation ("Seller").

                                 R E C I T A L S
                                 ---------------

     WHEREAS, the Seller is the record and beneficial owner of 99% of the stock of Centenary, SA (" Centenary, SA Stock").

     WHEREAS, the Buyer's desires to acquire from the Seller, and the Seller desires to convey to the Buyer, all of the Sellers stock in Centenary, SA in exchange for a promissory note in the principal face amount of US$50,000.00, a copy of which is attached hereto as Exhibit "A" (the "Note"), all on the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained in this Agreement, and on the terms and subject to the conditions set forth in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                  THE PURCHASE

     Section  1.1     Centenary,  SA  Stock.  At the Closing (as defined below),
                      ---------------------
the Seller shall transfer, convey and deliver to the Buyer, all of the Sellers Centenary, SA Stock, and shall deliver to the Buyer stock certificates representing the Centenary, SA Stock, duly endorsed to the Buyer's or accompanied by duly executed stock powers in form and substance satisfactory to the Buyer.

     Section  1.2     Promissory  Note.  At  the Closing, in exchange for all of
                      ----------------
the Seller's Centenary, SA Stock, the Seller shall sign and deliver the Note to the Seller.

     Section 1.3 The transactions in this Agreement are referred to as the "Purchase".

                                   ARTICLE II
                                   THE CLOSING

     The Closing of the transactions contemplated by this Agreement (the "Closing") shall occur upon the execution and delivery of the Note and the Centenary, SA Stock certificates as contemplated by this Agreement and shall be effective upon such date.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The  Seller  hereby  represents  and  warrants  to  the  Buyer  as follows:

     Section  3.1     Ownership  of  the  Centenary, SA Stock.  The Seller owns,
                      ---------------------------------------
beneficially and of record, approximately 99% of the outstanding shares of Centenary, SA.

     Section  3.2     Authorization.  All  corporate  action  on the part of the
                      -------------
Seller pursuant to Nevada law necessary for the authorization, execution, delivery and performance of this Agreement and the transactions contemplated hereby has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     Section  3.3     Disclosure.  To  the  best  of  the Seller's knowledge, no
                      ----------
representation or warranty of the Seller contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

     The  Buyer  hereby  represents  and  warrant  to  the  Seller  as  follows:

     Section  4.1     Authorization.  All  corporate  action  on the part of the
                      -------------
Buyer necessary for the authorization, execution, delivery and performance of this Agreement by the Buyer has been taken or will be taken prior to the Closing. The Buyer has the requisite corporate power and authority to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by the Buyer, and constitutes a valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     Section  4.2     Disclosure.  To  the  best  of  the  Buyer's knowledge, no
                      ----------
representation or warranty of the Buyer contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

Section  4.3     Buyer's  Access  to  Information.  The  Buyer  hereby confirms,
                 --------------------------------
represents and warrants that the Buyer: (a) has been afforded the opportunity to ask questions of and receive answers from representatives of the Seller concerning the business and financial condition, assets, liabilities (fixed and contingent), properties, operations and prospects of the Seller and Centenary, SA; (b) has asked such questions as it desires to ask and all such questions have been answered to the full satisfaction of the Buyer; (c) has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of the transactions contemplated hereby; (d) has had an opportunity to engage an attorney of its choice; (e) has had an opportunity to negotiate the terms and conditions of this Agreement; (f) has been given adequate time to evaluate the merits and risks of the transactions contemplated hereby; and (g) has been provided with and given an opportunity to review all current information about the Seller and Centenary, SA, including the Seller's status as a pubic reporting company under the Securities Act of 1933 as amended and the Securities Exchange Act of 1934, as amended, and including information about Centenary, SA's petition for reorganization pursuant to Argentina law.

                                    ARTICLE V
                                CLOSING; DELIVERY

     Section  5.1(a)    Closing  Documents of the Stockholders.  The obligations
                        --------------------------------------
of the Buyer to effect the transactions contemplated hereby are subject to the delivery by the Seller at Closing, of the certificates evidencing its Centenary, SA Stock duly endorsed for transfer by the Seller to the Buyer as contemplated by this Agreement, in form and substance satisfactory to counsel for the Buyer.

      Section  5.1(b)   Closing  Documents of the Buyer.  The obligations of the
                        -------------------------------
Seller to effect the transactions contemplated hereby are subject to the delivery by the Buyer at Closing, of the Note.

     Section  5.1  (c)   Conditions  to  the  Obligations  of  the Buyer and the
                         -------------------------------------------------------
Seller.  The  obligations of the Buyer and the Seller to effect the transactions
------
contemplated  hereby  are  further  subject  to  the  following  condition:

     (i) The Board of Directors of the Buyer and the Seller, and a majority of the Shareholders of the Seller, shall have approved and authorized the transactions contemplated herein.

     (ii) No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced or threatened, and no investigation by any governmental or regulatory authority shall have been commenced or threatened, seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against the Buyer or the Seller.

                                   ARTICLE VI
                                  MISCELLANEOUS

     Section  6.1     Notices.   All  notices  and other communications provided
                      -------
for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:

     (a)     If  to  the  Buyer:

             Misiones  1381  of.  701
             Montevideo,  Urugauy


     (b)     If  to  the  Seller:

             Reconquista  656,  Third  Floor,  Suite  B
             Buenos  Aires,  Argentina

     All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, sent certified mail, return receipt requested, if mailed; and the next day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     Section  6.2     Assignment.  Neither this Agreement nor any of the rights,
                      ----------
interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, which consent will not be unreasonably withheld. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs, personal representatives, successors and assigns.

     Section 6.3     Counterparts.  This Agreement may be executed in any number
                     ------------
of counterparts, which taken together shall constitute one and the same instrument and each of which shall be considered an original for all purposes.

     Section  6.4     Entire  Agreement.  This  Agreement,  the  documents to be
                      -----------------
executed hereunder and the exhibits and schedules attached hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto. All of the exhibits and schedules referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

     Section  6.5     Validity.  The  invalidity  or  unenforceability  of  any
                      --------
provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     Section  6.6     Survival.  The  respective  representations,  warranties,
                      --------
covenants and agreements set forth in this Agreement shall survive the Closing for a period of one year from the execution hereof.

     Section  6.7     Public Announcements.  The parties hereto agree that prior
                      --------------------
to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

     Section  6.8     Choice  of  Law.  This Agreement shall be governed by, and
                      ---------------
construed in accordance with, the laws of the Republic of Argentina, without regard to principles of conflict of laws.

     Section  6.9    Costs and Expenses. The Buyer and the Seller shall each pay
                     ------------------
their own respective fees and disbursements incurred in connection with this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed effective as of the day and year first above written.


             SELLER:                     CENTENARY  INTERNATIONAL  CORP.

                                         By:   /s/  Hector  A.  Patron  Costas
                                               Hector  A.  Patron  Costas
                                               President



             BUYER:                      CELICORP  S.A.



                                         By:   /s/  Jose Maria Vanrell Delgado
                                               Vice-president

Exhibit  b.
Promissory  Note

                                 PROMISSORY NOTE
                                 ---------------

DATE:          December  27,  2000

MAKER  AND  DEBTOR:     Celicorp  S.A.

MAKER'S  MAILING  ADDRESS:

          Misiones  1381  of.  701
          Montevideo,  Urugauy

PAYEE:    Centenary  International  Corp.,  a  Nevada  corporation

PLACE  FOR  PAYMENT:

          Reconquista  656,  Third  Floor,  Suite  B
          Buenos  Aires,  Argentina  1003

PRINCIPAL  AMOUNT:     US  Fifty--Thousand  and  No/100  Dollars  (US$50,000.00)

ANNUAL  INTEREST  RATE  ON  UNPAID PRINCIPAL BALANCE FROM DATE OF FUNDING:   10%

ANNUAL  INTEREST  RATE  ON  MATURED  UNPAID  AMOUNTS:  18%  per  annum

TERMS  OF  PAYMENT:

     Maker promises to pay to the order of Payee the sum of US$25,000 and Accrued an unpaid interest on December 31, 2001; and sum of US$25,000 and accrued an unpaid interest on December 31, 2002 such date being the final maturity date.

     Maker reserves the right to prepay the outstanding principal balance of this Note, in whole or in part, at any time and from time to time, without premium or penalty.

     Maker promises to pay to the order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above. All unpaid amounts shall be due on December 27, 2001.

     If Maker defaults in the payment of this Note, and the default continues after Payee gives Maker notice of the default and the time within which it must be cured, as may be required by law or by written agreement, then Payee may declare the unpaid principal balance and earned interest on this note immediately due. Maker and each surety, endorser, and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, and notices of protest, to the extent permitted by law.

     If this note is given to an attorney for collection, or if suit is brought for collection, or if it is collected through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee all costs of collection, including reasonable attorney's fees and court costs, in addition to other amounts due. Reasonable attorney's fees shall be 10% of all amounts due unless either party pleads otherwise.

     Interest on the debt evidenced by this note shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the debt or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the debts.

     This Note shall be governed by and construed in accordance with the laws of the Republic of Argentina from time to time in effect.

     When  the context requires, singular nouns and pronouns include the plural.



                                          Celicorp,  S.A.
                                          by:  /s/  Jose Maria Vanrell Delgado
                                          Vice-president